UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  December 31, 2007


                   AEI INCOME & GROWTH FUND 23 LLC
      (Exact name of registrant as specified in its charter)


     State of Delaware               000-30449          41-1922579
(State or other jurisdiction    (Commission File      (IRS Employer
     of incorporation)                Number)        Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
              (Address of Principal Executive Offices)


                            (651) 227-7333
       (Registrant's telephone number, including area code)



  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

       On December 31, 2007, the Company sold a Smokey Bones restaurant in San Antonio, Texas to an unrelated third party.
The Company received net cash proceeds of approximately $2,565,000 for the property, which resulted in a net gain of approximately $515,000.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a) Financial  statements  of  businesses  acquired  -   Not
          Applicable.

      (b) Pro forma financial information - A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements. Assuming the Company had sold the property on January 1, 2006:

          The Company's Investments in Real Estate would have been reduced by $2,050,000 and its Current Assets
          (cash)  would have increased by $2,565,000 and Member's
          Equity would have increased by $515,000.

          For the year ended December 31, 2006, Income from Discontinued Operations would have decreased $154,574, representing a decrease in rental income of $165,000, a decrease in amortization expense of $8,250 and a decrease in property management expenses of $2,176. For the nine months ended September 30, 2007, Income from Discontinued Operations would have decreased $112,624, representing a decrease in rental income of $123,750, a decrease in amortization expense of $6,188 and a decrease in property management expenses of $4,938.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $478,707 to $324,133 and from $362,145 to $249,521, which would have resulted in Net Income of $23.77 and $18.45 per LLC Unit outstanding for the year ended December 31, 2006 and the nine months ended September 30, 2007, respectively.

      (c) Shell company transactions - Not Applicable.

      (d) Exhibits.

          Exhibit  10.1  - Purchase Agreement dated  November  12,
          2007  between  the Company and Prosperity  Bank  and/or
          Assigns  relating to the Property at  14402  San  Pedro
          Avenue, San Antonio, Texas.




                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI INCOME & GROWTH FUND 23 LLC

                              By: AEI Fund Management XXI, Inc.
                                 Its:  Managing Member


Date:  January 4, 2008        /s/ Patrick W Keene
                              By: Patrick W. Keene
                                 Its:  Chief Financial Officer